UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2019

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Correction to Disclosure Contained in Form 8-K Filed by Energy Focus, Inc. on February 26, 2019
Energy Focus, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on February 26, 2019 (the “February 26th 8‑K”) in which it reported, among other things, that, the board of directors of the Company (the “Board”) had approved certain compensation amounts for the Company’s non-employee directors, including the then new directors, Jennifer Y. Cheng and Geraldine McManus. With respect to such compensation amounts, the February 26th 8-K incorrectly stated that non-employee directors would each receive restricted stock units having an annual grant date value of $33,300 vesting over a one-year period, pro-rated for service of a partial term. The Board had actually only approved an annual grant date value of $30,000 vesting over a one-year period, pro-rated for service of a partial term.
Except as stated above, this Form 8-K/A does not amend or update any of the other information contained in the February 26th 8-K.
Supplemental Disclosure Relating to the Form 8-K filed by the Company on June 28, 2019
As previously reported by the Company on a Current Report on Form 8-K filed with the SEC on June 28, 2019 (the “June 28th 8-K”), the Company approved the appointment of Tod A. Nestor as President, Chief Financial Officer and Secretary of the Company effective July 1, 2019 (the “Appointment”). The supplemental disclosure below is being made pursuant to Instruction 2 to Item 5.02 of Form 8-K as an amendment to the June 28th Form 8-K to add information related to an equity award that Mr. Nestor received in connection with the Appointment that was not determined at the time of the filing of the June 28th 8-K. Except as stated below, this Form 8-K/A does not amend or update any of the other information contained in the June 28th 8-K.
In connection with the Appointment, on July 16, 2018, Mr. Nestor received an equity award consisting of options to purchase 150,000 shares of the Company’s common stock with an exercise price of $0.42 per share, pursuant to the Company’s 2014 Stock Incentive Plan, as amended. One-fourth of the options vest on July 16, 2020, and the remainder vest in monthly installments thereafter over a three-year period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2019

ENERGY FOCUS, INC.

	By:	/s/ Tod A. Nestor
	Name:	Tod A. Nestor
	Title:	President, Chief Financial Officer and Secretary